Exhibit 99.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of March 31, 2021, by and between RESPIRERX PHARMACEUTICALS INC., a Delaware corporation, with headquarters located at 126 Valley Road, Suite C, Glen Rock, NJ 07452 (the “Company”), and EMA FINANCIAL, LLC, a Delaware limited liability company, with its address at 5 Dakota Dr., #210, New Hyde Park, NY 11042 (the “Buyer”).

WHEREAS:

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”) and Rule 506(b) promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act;

B. Buyer desires to purchase from the Company, and the Company desires to issue and sell to the Buyer, upon the terms and conditions set forth in this Agreement, a promissory note of the Company, in the aggregate principal amount of $112,500.00 (as the principal amount thereof may be increased pursuant to the terms thereof, and together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, in the form attached hereto as Exhibit A, the “Note”), convertible into shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Note;

C. The Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of the Note as is set forth immediately below its name on the signature pages hereto;

D. The Company wishes to issue a common stock purchase warrant to purchase 2,400,000 shares of Common Stock (the “Warrant”) to the Buyer as additional consideration for the purchase of the Note, which shall be earned in full as of the Closing Date, as further provided herein.

NOW THEREFORE, in consideration of the foregoing and of the agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. Purchase and Sale of Note.

a. Purchase of Note. On the Closing Date (as defined below), the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company, the Note, as further provided herein. As used in this Agreement, the term “business day” shall mean any day other than a Saturday, Sunday, or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed.

b. Form of Payment. On the Closing Date: (i) the Buyer shall pay the purchase price of$100,000.00 (the “Purchase Price”) for the Note, to be issued and sold to it at the Closing (as defined below), by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Note, and (ii) the Company shall deliver such duly executed Note and Warrant on behalf of the Company, to the Buyer, against delivery of such Purchase Price. On the Closing, the Buyer shall withhold a non-accountable sum of $2,750.00 from the Purchase Price to cover the Buyer’s legal fees in connection with the transactions contemplated by this Agreement. On the Closing, the Buyer shall withhold a non-accountable sum of $500.00 from the Purchase Price to cover the Buyer’s due diligence and administrative expenses in connection with the transactions contemplated by this Agreement.

c. Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Note pursuant to this Agreement (the “Closing Date”) shall be on the date that the Purchase Price is paid by Buyer pursuant to terms of this Agreement.

d. Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties (including via exchange of electronic signatures).

1

1A. Warrant. On or before the Closing Date, the Company shall issue the Warrant to the Buyer pursuant to the terms of contained therein.

2. Buyer’s Representations and Warranties. The Buyer represents and warrants to the Company as of the Closing Date that:

a. Investment Purpose. As of the Closing Date, the Buyer is purchasing the Note, the Warrant, the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Note (the “Conversion Shares”), shares of Common Stock issuable upon exercise of the Warrant, (the “Warrant Shares”, and collectively with the Note, Warrant, and Conversion Shares, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b. Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

c. Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d. Information. The Buyer and its advisors, if any, have been, and for so long as the Note remains outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been, and for so long as the Note remains outstanding will continue to be, afforded the opportunity to ask questions of the Company regarding its business and affairs. Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information regarding the Company or otherwise and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below.

e. Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

2

f. Transfer or Re-sale. The Buyer understands that (i) the sale or resale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company, at the cost of the Company, an opinion of counsel (which may be the Legal Counsel Opinion (as defined below)) that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144 or other applicable exemption, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and the Buyer shall have delivered to the Company, at the cost of the Company, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate securities transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws, except with respect to that certain Piggy-Back Registration Rights Agreement in the form attached hereto as Exhibit B (“Registration Rights Agreement”), or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged in connection with a bona fide margin account or other lending arrangement secured by the Securities, and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Buyer in effecting such pledge of Securities shall be not required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or otherwise.

g. Legends. The Buyer understands that until such time as the Note, Warrant, and, upon conversion of the Note and/or exercise of the Warrant in accordance with its respective terms, the Conversion Shares and/or Warrant Shares, have been registered under the 1933 Act or may be sold pursuant to Rule 144 under the 1933 Act, or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Securities):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES MAY BE CONVERTIBLE OR EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS (A) SOLD PURSUANT TO RULE 144, RULE OR OTHER APPLICABLE EXEMPTION UNDER SAID ACT AND (B) AN OPINION OF COUNSEL IS PROVIDED (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT SUCH SALE IS PERMITTED UNDER RULE 144, OR OTHER APPLICABLE EXEMPTION UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Company shall issue a certificate or book entry statement for the applicable shares of Common Stock without such legend to the holder of any Security upon which it is stamped or (as requested by such holder) issue the applicable shares of Common Stock to such holder by electronic delivery by crediting the account of such holder’s broker with The Depository Trust Company (“DTC”), if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144, Rule 144A, Regulation S, or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) the Company or the Buyer provides the Legal Counsel Opinion (as contemplated by and in accordance with Section 4(m) hereof) to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with any such issuance. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any. In the event that the Company does not accept the opinion of counsel provided by the Buyer with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or other applicable exemption at the Deadline (as defined in the Note), it will be considered an Event of Default pursuant to Section 3.2 of the Note.

3

h. Authorization; Enforcement. This Agreement has been duly and validly authorized by the Buyer and has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and except as may be limited by the exercise of judicial discretion in applying principles of equity.

3. Representations and Warranties of the Company. The Company represents and warrants to the Buyer as of the Closing Date that:

a. Organization and Qualification. The Company and each of its Material Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Schedule 3(a), if attached hereto, sets forth a list of all of the Material Subsidiaries of the Company and the jurisdiction in which each is incorporated. The Company and each of its Material Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Material Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. “Material Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, a majority of the voting equity or otherwise controls such subsidiary and consolidates such subsidiary in its financial statements prepared in accordance with generally accepted accounting principles.

b. Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note, and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Warrant, the Note, the Conversion Shares, and the Warrant Shares, by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note, Warrant, as well as the issuance and reservation for issuance of the Conversion Shares issuable upon conversion of the Note and/or Warrant Shares issuable upon exercise of the Warrant) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, its shareholders, or its debt holders is required, (iii) this Agreement and the Note (together with any other instruments executed in connection herewith or therewith) have been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement, the Note and the other instruments documents executed in connection herewith or therewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, each of such instruments will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms.

c. Capitalization; Governing Documents. As of March 31, 2021, the authorized capital stock of the Company consists of: 2,000,000,000 authorized shares of Common Stock, of which 89,496,596 shares were issued and outstanding, and 5,000,000 authorized shares of preferred stock (of which 1,250,000 have been designated as 9% cumulative convertible preferred stock, 37,500 as Series B convertible preferred stock, 205,000 as Series A junior participating preferred stock, 1,700 as Series G convertible preferred stock), and 3,000 shares of Series H, Voting, Non-participating, Convertible Preferred Stock, of which 37,500 (consisting of 37,500 shares of Series B convertible preferred stock) were issued and outstanding. All of such outstanding shares of capital stock of the Company, the Conversion Shares, and Warrant Shares, are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. As of the effective date of this Agreement, other than as publicly announced prior to such date and reflected in the SEC Documents of the Company and other than contracts with consultants James Cook, Jeffrey Witkin, Roc Cerne, Michael Poe and Jonathon Rome, each of which contracts includes payment in stock or other equity-linked securities, vesting over time (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Material Subsidiaries, or arrangements by which the Company or any of its Material Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Material Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Material Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of any of the Securities. The Company has furnished to the Buyer true and correct copies of the Company’s Certificate of Incorporation as in effect on the date hereof (“Certificate of Incorporation”), the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto.

4

d. Issuance of Conversion Shares and Warrant Shares. The Conversion Shares and Warrant Shares are duly authorized and reserved for issuance and, upon conversion of the Note in accordance with its terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

e. Issuance of Warrant. The issuance of the Warrant is duly authorized and will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

f. Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect of the Conversion Shares and Warrant Shares to the Common Stock upon the conversion of the Note and/or exercise of the Warrant. The Company further acknowledges that its obligation to issue, upon conversion of the Note, the Conversion Shares, and upon exercise of the Warrant, the Warrant Shares, in accordance with this Agreement, and the Note are absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

g. Ranking; No Conflicts. The Note shall be pari passu in payment and performance with all unsecured indebtedness of the Company. The execution, delivery and performance of this Agreement and the Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares and Warrant Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, evidence of indebtedness, indenture, patent, patent license or instrument to which the Company or any of its Material Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities is subject) applicable to the Company or any of its Material Subsidiaries or by which any property or asset of the Company or any of its Material Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect), or (iv) trigger any anti-dilution and/or ratchet provision contained in any other contract in which the Company is a party thereto or any security issued by the Company. Neither the Company nor any of its Material Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Material Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Material Subsidiaries in default) under, and neither the Company nor any of its Material Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Material Subsidiaries is a party or by which any property or assets of the Company or any of its Material Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Material Subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement and the Note in accordance with the terms hereof or thereof or to issue and sell the Note in accordance with the terms hereof and, upon conversion of the Note and/or exercise of the Warrant, issue Conversion Shares and/or Warrant Shares. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Principal Market (as defined herein) and does not reasonably anticipate that the Common Stock will be delisted by the Principal Market in the foreseeable future. The Company and its Material Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Principal Market shall mean any tier of the OTC Markets, any tier of the NASDAQ Stock Market (including NASDAQ Capital Market), or the NYSE American, or any successor to such markets.

5

h. SEC Documents; Financial Statements. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being herein referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof) and other than the pre-existing Form S-1 and the related prospectus with respect to the equity line and the related equity purchase agreement with White Lion Capital LLC (the “Equity Line”). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated Material Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 2020, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company is subject to the reporting requirements of the 1934 Act. The Company has never been a “shell company” as described in Rule 144(i)(1)(i).

i. Absence of Certain Changes. Since September 30, 2020, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations, prospects or 1934 Act reporting status of the Company or any of its Material Subsidiaries.

j. Absence of Litigation. Other than as disclosed in the SEC Documents, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Material Subsidiaries, threatened against or affecting the Company or any of its Material Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. The SEC Documents contain a complete list and summary description of any pending or, to the knowledge of the Company, threatened proceeding against or affecting the Company or any of its Material Subsidiaries. The Company and its Material Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

k. Intellectual Property. The Company and each of its Material Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”) necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Material Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); to the best of the Company’s knowledge, the Company’s or its Material Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing.

6

The Company and each of its Material Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

l. No Materially Adverse Contracts, Etc. Neither the Company nor any of its Material Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Material Subsidiaries is a party to any contract or agreement which in the judgment of the Company’s officers has or is expected to have a Material Adverse Effect.

m. Tax Status. Except as noted in the Section 3(m), the Company and each of its Material Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Material Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company’s tax returns is presently being audited by any taxing authority. The Company has not, as of the date of this Agreement, filed its Delaware Franchise Tax Return which was due on March 1, 2021 and shall do so before April 30, 2021.

n. Transactions with Affiliates. Except for arm’s length transactions pursuant to which the Company or any of its Material Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Material Subsidiaries could obtain from third parties and other than transactions described in the SEC Documents and Exempt Issuances as described in the Note and Warrant, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Material Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

o. Disclosure. All information relating to or concerning the Company or any of its Material Subsidiaries set forth in this Agreement and provided to the Buyer pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its Material Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

p. Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer’s purchase of the Securities. The Company further represents to the Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

q. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

7

r. No Brokers; No Solicitation. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby. The Company acknowledges and agrees that neither the Buyer nor its employee(s), member(s), beneficial owner(s), or partner(s) solicited the Company to enter into this Agreement and consummate the transactions described in this Agreement.

s. Permits; Compliance. The Company and each of its Material Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Material Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since September 30, 2020, neither the Company nor any of its Material Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

t. Environmental Matters.

(i) There are, to the Company’s knowledge, with respect to the Company or any of its Material Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Material Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company’s knowledge, threatened in connection with any of the foregoing. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii) Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Material Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Material Subsidiaries during the period the property was owned, leased or used by the Company or any of its Material Subsidiaries, except in the normal course of the Company’s or any of its Material Subsidiaries’ business.

(iii) There are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Material Subsidiaries that are not in compliance with applicable law.

u. Title to Property. The Company and its Material Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Material Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(u), if attached hereto, or such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its Material Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

8

v. Insurance. The Company and each of its Material Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Material Subsidiaries are engaged. Neither the Company nor any such Material Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Upon written request the Company will provide to the Buyer true and correct copies of all policies relating to directors’ and officers’ liability coverage, errors and omissions coverage, and commercial general liability coverage.

w. Internal Accounting Controls. The Company and each of its Material Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company’s board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

x. Foreign Corrupt Practices. Neither the Company, nor any of its Material Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Material Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

y. [Intentionally omitted]

z. No Investment Company. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be an “investment company” required to be registered under the Investment Company Act of 1940 (an “Investment Company”). The Company is not controlled by an Investment Company.

aa. No Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Material Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

bb. No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

9

cc. Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has: (i) taken, directly or indirectly, any action designed to cause or to result, or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

dd. Bank Holding Company Act. Neither the Company nor any of its Material Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Material Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Material Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

ee. Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Material Subsidiaries nor, to the Company’s knowledge, any of the officers, directors, employees, agents or other representatives of the Company or any of its Material Subsidiaries or any other business entity or enterprise with which the Company or any Material Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Material Subsidiaries.

ff. Breach of Representations and Warranties by the Company. The Company agrees that if the Company breaches any of the representations or warranties set forth in this Section 3 or the Note, then in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an Event of Default under Section 3.4 of the Note.

4. ADDITIONAL COVENANTS, AGREEMENTS AND ACKNOWLEDGEMENTS.

a. Best Efforts. The parties shall use their reasonable best efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

b. Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyer at the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.

c. Use of Proceeds. The Company shall use the proceeds for business development, and not for (i) the repayment of any indebtedness owed to officers, directors or employees of the Company or their affiliates other than accrued compensation or other short-term advances made to the Company, repayment of which is considered to be in the ordinary course of business, (ii) the repayment of any debt issued in corporate finance transactions, (iii) any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with the Company’s currently existing operations), (iv) any loan, credit, or advance to any officers, directors, employees, or affiliates of the Company, or (v) in violation or contravention of any applicable law, rule or regulation.

10

d. Right of Participation and First Refusal.

(i) Other than arrangements that are in place or disclosed in SEC Documents prior to the date of this Agreement, from the date first written above until the Note is extinguished in its entirety, the Company will not, (i) directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Material Subsidiaries’ debt, equity or equity equivalent securities, including without limitation any debt, preferred shares or other instrument or security that is, at any time during its life and/or under any circumstances, convertible into, exchangeable, or exercisable for Common Stock (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”) or (ii) enter into any definitive agreement with regard to the foregoing, in each case unless the Company shall have first complied with this Section 4(d).

(ii) The Company shall deliver to the Buyer an irrevocable written notice (the “Offer Notice”) of any proposed or intended Subsequent Placement, which shall (w) identify and describe the Subsequent Placement, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the securities in the Subsequent Placement to be issued, sold, or exchanged and (y) offer to issue and sell to or exchange with the Buyer the lesser of (i) at least one hundred percent (100%) of the Subsequent Placement or (ii) $112,500.00 of the securities in the Subsequent Placement (in each case, an “Offer”).

(iii) To accept an Offer, in whole or in part, the Buyer must deliver a written notice (the “Notice of Acceptance”) to the Company prior to the end of the second (2nd) Trading Day (as defined in the Note) after the Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of the amount that the Buyer elects to purchase (the “Subscription Amount”). The Company shall complete the Subsequent Placement and issue and sell the Subscription Amount to the Buyer but only upon terms and conditions (including, without limitation, unit prices and interest rates) set forth in the Offer Notice.

(iv) Notwithstanding anything to the contrary contained herein, if the Company desires to modify or amend the terms or conditions of a Subsequent Placement at any time after the Offer Notice is given to Buyer, the Company shall deliver to the Buyer a new Offer Notice and the Offer Period of such new Offer shall expire at the end of the second (2nd) Trading Day after the Buyer’s receipt of such new Offer Notice.

e. Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any action or proceeding that may be brought by the Buyer in order to enforce any right or remedy under this Agreement, the Note and any document, agreement or instrument contemplated thereby. Notwithstanding any provision to the contrary contained in this Agreement, the Note and any document, agreement or instrument contemplated thereby, it is expressly agreed and provided that the total liability of the Company under this Agreement, the Note or any document, agreement or instrument contemplated thereby for payments which under applicable law are in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums which under applicable law in the nature of interest that the Company may be obligated to pay under this Agreement, the Note and any document, agreement or instrument contemplated thereby exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law applicable to this Agreement, the Note and any document, agreement or instrument contemplated thereby is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to this Agreement, the Note and any document, agreement or instrument contemplated thereby from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to the Buyer with respect to indebtedness evidenced by this Agreement, the Note and any document, agreement or instrument contemplated thereby, such excess shall be applied by the Buyer to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Buyer’s election.

f. Restriction on Activities. Commencing as of the date first above written, and until the earlier of payment of the Note in full or full conversion of the Note, the Company shall not, directly or indirectly, without the Buyer’s prior written consent, which consent shall not be unreasonably withheld: (a) change the nature of its business; (b) sell, divest, acquire, change the structure of any material assets other than in the ordinary course of business or as previously disclosed in the SEC Documents as being contemplated as of the date of this Agreement; or (c) consummate any Variable Rate Transaction (as defined herein).

11

g. Listing. The Company will, so long as the Buyer owns any of the Securities, maintain the listing and trading of its Common Stock on the Principal Market or any equivalent replacement exchange or electronic quotation system (including but not limited to the Pink Sheets electronic quotation system) and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”) and such exchanges, as applicable. The Company shall promptly provide to the Buyer copies of any notices it receives from the Principal Market and any other exchanges or electronic quotation systems on which the Common Stock is then traded regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

h. Corporate Existence. The Company will, until the date that is six (6) months after the date on which the Note is repaid in its entirety, maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading or quotation on the Principal Market (including but not limited to the OTC Pink Marketplace electronic quotation system), any tier of the NASDAQ Stock Market, the New York Stock Exchange or the NYSE MKT.

i. No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

j. Breach of Covenants. The Company acknowledges and agrees that if the Company breaches any of the covenants set forth in this Section 4, in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an Event of Default under Section 3.3 of the Note.

k. Compliance with 1934 Act; Public Information Failures. Until the date that is six (6) months after the date on which the Note is repaid in its entirety, the Company shall comply with the reporting requirements of the 1934 Act; and the Company shall continue to be subject to the reporting requirements of the 1934 Act. During the period that the Buyer beneficially owns the Note, if the Company shall (i) fail for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirements under Rule 144(c) or (ii) if the Company has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (each, a “Public Information Failure”) then, as partial relief for the damages to the Buyer by reason of any such delay in or reduction of its ability to sell the Securities (which remedy shall not be exclusive of any other remedies available pursuant to this Agreement, the Note, or at law or in equity), the Company shall pay to the Buyer an amount in cash equal to three percent (3%) of the Purchase Price on the day of a Public Information Failure and on every thirtieth day (prorated for periods totaling less than thirty days) thereafter until the date such Public Information Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 4(k) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (iii) the third business day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 2% per month (prorated for partial months) until paid in full.

l. Acknowledgement Regarding Buyer’s Trading Activity. Until the Note is fully repaid or fully converted, the Buyer shall not effect any “short sale” (as such term is defined in Rule 200 of Regulation SHO of the 1934 Act) of the Common Stock which establishes a net short position with respect to the Common Stock.

m. [Intentionally Omitted].

n. Legal Counsel Opinions. Upon the request of the Buyer from to time to time, the Company shall be responsible (at its cost) for promptly supplying to the Company’s transfer agent and the Buyer a customary legal opinion letter of its counsel (the “Legal Counsel Opinion”) to the effect that the resale of the Conversion Shares and/or Warrant Shares by the Buyer or its affiliates, successors and assigns is exempt from the registration requirements of the 1933 Act pursuant to Rule 144 (provided the requirements of Rule 144 are satisfied and provided the Conversion Shares and Warrant Shares are not then registered under the 1933 Act for resale pursuant to an effective registration statement) or other applicable exemption (provided the requirements of such other applicable exemption are satisfied). In addition, the Buyer may (at the Company’s cost) at any time secure its own legal counsel to issue the Legal Counsel Opinion, and the Company will instruct its transfer agent to accept such opinion as well as promptly supply to the Company’s transfer agent and the Buyer a reliance letter (which reliance letter shall indicate that the transfer agent may rely on the opinion of Buyer’s counsel). The Company hereby agrees that it may never take the position that it is a “shell company” in connection with its obligations under this Agreement or otherwise.

12

o. Registration Rights. The Company has granted the Buyer the piggy-back registration rights set forth on Registration Rights Agreement that is Exhibit B hereto.

p. Most Favored Nation. So long as the Note is outstanding, upon any issuance by the Company of any security, or amendment to a security that was originally issued before the date of this Agreement, with any term that the Buyer reasonably believes is more favorable to the holder of such security or with a term in favor of the holder of such security that the Buyer reasonably believes was not similarly provided to the Buyer in this Agreement or the Note, then (i) the Company shall notify the Buyer of such additional or more favorable term within one (1) business day of the issuance and/or amendment (as applicable) of the respective security, and (ii) such term, at Buyer’s option, shall become a part of the transaction documents with the Buyer (regardless of whether the Borrower complied with the notification provision of this Section 4(p)). The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing prepayment rate, interest rates, and original issue discounts.

q. Subsequent Variable Rate Transactions. From the date hereof until such time as the Note is fully converted or fully repaid, the Company shall be prohibited from effecting or entering into an agreement involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price, other than the Equity Line previously disclosed in the SEC Documents. The Buyer shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

r. Regulation A Offerings. The Company shall include, for purposes of the Buyer’s resale thereunder and until such time as the Buyer no longer beneficially owns any of the Conversion Shares and Warrant Shares, all of the Conversion Shares and Warrant Shares (ignoring beneficial ownership limitations therein) on: (i) the next Regulation A offering statement that the Company files with the SEC, (ii) each subsequent Regulation A offering statement that the Company files with the SEC, and (iii) any amendment to any Regulation A offering statement previously filed but not qualified as of the date of this Agreement that the Company files with the SEC. The Buyer has the right to request that its Conversion Shares and Warrant Shares not be included in any Regulation A offering statement or amendment thereto.

s. Non-Public Information. The Company covenants and agrees that neither it, nor any other person acting on its behalf will provide the Buyer or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto the Buyer shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that the Buyer shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to the Buyer without such Buyer’s consent, the Company hereby covenants and agrees that such Buyer shall not have any duty of confidentiality to the Company, any of its Material Subsidiaries, or any of their respective officers, directors, agents, employees or affiliates, not to trade on the basis of, such material, non- public information, provided that the Buyer shall remain subject to applicable law. To the extent that any notice provided, information provided, or any other communications made by the Company, to the Buyer, constitutes or contains material non-public information regarding the Company or any Material Subsidiaries, the Company shall simultaneously file such notice or other material information with the SEC pursuant to a Current Report on Form 8-K. In addition to any other remedies provided by this Agreement or the related transaction documents, if the Company provides any material non-public information to the Buyer without their prior written consent, and it fails to immediately (no later than that business day) file a Form 8-K disclosing this material non-public information, it shall pay the Buyer as partial liquidated damages and not as a penalty a sum equal to $3,000 per day beginning with the day after the information is disclosed to the Buyer and ending and including the day the Form 8-K disclosing this information is filed.

13

t. D&O Insurance. Within 60 calendar days of the Closing, the Company shall purchase director and officer insurance on behalf of the Company’s (including its Material Subsidiaries) officers and directors for a period of 12 months after the Closing with respect to any losses, claims, damages, liabilities, costs and expense in connection with any actual or threatened claim or proceeding that is based on, or arises out of their status as a director or officer of the Company.

5. Transfer Agent Instructions. The Company shall issue irrevocable instructions to the Company’s transfer agent to issue certificates, registered in the name of the Buyer or its nominee, upon conversion of the Note and/or exercise of the Warrant, the Conversion Shares and/or Warrant Shares, in such amounts as specified from time to time by the Buyer to the Company in accordance with the terms thereof (the “Irrevocable Transfer Agent Instructions”). In the event that the Company proposes to replace its transfer agent, the Company shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to this Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount (as defined in the Note)) signed by the successor transfer agent to the Company and the Company. Prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act or the date on which the Conversion Shares and Warrant Shares may be sold pursuant to Rule 144, Rule 144A, Regulation S, or other applicable exemption without any restriction as to the number of Securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that: (i) no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5 will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Note; (ii) it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing)(electronically or in certificated form) any certificate for Securities to be issued to the Buyer upon conversion of or otherwise pursuant to the Note as and when required by the Note and this Agreement; (iii) it will not fail to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Securities issued to the Buyer upon conversion of or otherwise pursuant to the Note as and when required by the Note and this Agreement and (iv) it will provide any required corporate resolutions and issuance approvals to its transfer agent within 6 hours of each conversion of the Note. Nothing in this Section shall affect in any way the Buyer’s obligations and agreement set forth in Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. If the Buyer provides the Company, at the cost of the Company, with (i) an opinion of counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) the Buyer provides reasonable assurances that the Securities can be sold pursuant to 144, Rule 144A, Regulation S, or other applicable exemption, the Company shall permit the transfer, and, in the case of the Securities, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by the Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

6. Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Note to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

a. The Buyer shall have executed this Agreement and delivered the same to the Company.

b. The Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

14

c. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7. Conditions to The Buyer’s Obligation to Purchase. The obligation of the Buyer hereunder to purchase the Note, on the Closing Date, is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion:

a. The Company shall have executed this Agreement and delivered the same to the Buyer.

b. The Company shall have delivered to the Buyer the duly executed Note in such denominations as the Buyer shall request and in accordance with Section 1(b) above.

c. The Company shall have delivered to the Buyer the Warrant.

d. The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to the Buyer, shall have been delivered to and acknowledged in writing by the Company’s Transfer Agent.

e. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of Closing Date, as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

f. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

g. No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company including but not limited to a change in the 1934 Act reporting status of the Company or the failure of the Company to be timely in its 1934 Act reporting obligations.

h. Trading in the Common Stock on the Principal Market shall not have been suspended by the SEC, FINRA or the Principal Market.

i. The Company shall have delivered to the Buyer (i) a certificate evidencing the formation and good standing of the Company and each of its Material Subsidiaries in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within ten (10) days of the Closing Date and (ii) resolutions adopted by the Company’s Board of Directors at a duly called meeting or by unanimous written consent authorizing this Agreement and all other documents, instruments and transactions contemplated hereby.

15

8. Governing Law; Miscellaneous.

a. Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement, the Note, or any other agreement, certificate, instrument or document contemplated hereby shall be brought only in the state courts located in New York, NY or in the federal courts located in New York, NY. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement, the Note, or any other agreement, certificate, instrument or document contemplated hereby or thereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. A facsimile or pdf signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or .pdf signature. Delivery of a counterpart signature hereto by facsimile or email/.pdf transmission shall be deemed validly delivery thereof.

c. Construction; Headings. This Agreement shall be deemed to be jointly drafted by the Company and the Buyer and shall not be construed against any person as the drafter hereof. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement, the Note, or any other agreement or instrument delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement, the Note, or any other agreement, certificate, instrument or document contemplated hereby or thereby.

e. Entire Agreement; Amendments. This Agreement, the Note, and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement or any agreement or instrument contemplated hereby may be waived or amended other than by an instrument in writing signed by the Buyer.

f. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, e-mail or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by e-mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

16

If to the Company, to:

RESPIRERX PHARMACEUTICALS INC.

126 Valley Road, Suite C

Glen Rock, NJ 07452

Attention: Jeff Margolis

e-mail: jmargolis@respirerx.com

If to the Buyer:

EMA FINANCIAL, LLC

5 Dakota Dr., #210

New Hyde Park, NY 11042

e-mail: admin@emafin.com

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), the Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from the Buyer or to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of the Company.

h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i. Survival. The representations and warranties of the Company and the Buyer and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless the Buyer and all its officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

j. Publicity. The Company, and the Buyer shall have the right to review a reasonable period of time before issuance of any press releases, SEC, Principal Market or FINRA filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or SEC, Principal Market (or other applicable trading market) or FINRA filings with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon). Notwithstanding the foregoing, the Company shall have no obligation to provide material non-public information in advance of issuance or filings.

k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

l. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

m. Indemnification. In consideration of the Buyer’s execution and delivery of this Agreement and acquiring the Securities hereunder, and in addition to all of the Company’s other obligations under this Agreement or the Note, the Company shall defend, protect, indemnify and hold harmless the Buyer and its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of the Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by this Agreement. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

17

n. Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement, the Note, the Warrant, or any other agreement, certificate, instrument or document contemplated hereby or thereby will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, the Note, the Warrant, or any other agreement, certificate, instrument or document contemplated hereby or thereby, that the Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement, the Note, the Warrant, or any other agreement, certificate, instrument or document contemplated hereby or thereby, and to enforce specifically the terms and provisions hereof and thereof, without the necessity of showing economic loss and without any bond or other security being required.

o. Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyer hereunder or pursuant to the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby, or the Buyer enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, or set aside, recovered from, or disgorged by the Buyer, or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person or entity under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

p. Failure or Indulgence Not Waiver. No failure or delay on the part of the Buyer in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies of the Buyer existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available. No failure or delay on the part of the Company in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies of the Company existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

[Signature Page Follows]

18

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

RESPIRERX PHARMACEUTICALS INC.

By:
Name:	JEFF MARGOLIS
Title:	CHIEF FINANCIAL OFFICER

EMA FINANCIAL, LLC

By:
Name:	FELICIA PRESTON
Title:	DIRECTOR

SUBSCRIPTION AMOUNT:

Principal Amount of Note: $112,500.00

Actual Amount of Purchase Price of Note: $100,000.00

19

GUARANTY

The undersigned subsidiary of RESPIRERX PHARMACEUTICALS INC., a Delaware corporation (the “Company”), jointly and severally, absolutely, unconditionally and irrevocably, guarantees to EMA Financial, LLC, a Delaware limited liability company (the “Buyer”) and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Company when due (whether at the stated maturity, by acceleration or otherwise) of all amounts due under, and all other obligations under, the 10% promissory note in the principal amount of $112,500.00 issued by the Company to the Buyer on March 31, 2021. The undersigned subsidiary’s liability under this guaranty shall be unlimited, open, and continuous for so long as this guaranty remains in force.

Pier Pharmaceuticals, Inc.

By:
Print Name:
Title:

20

EXHIBIT

A FORM OF NOTE

[attached hereto]

21

EXHIBIT B

FORM OF PIGGY-BACK REGISTRATION RIGHTS AGREEMENT

THIS PIGGY-BACK REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 31, 2021, is made by and between RespireRx Pharmaceuticals Inc., a Delaware corporation (the “Company”), and EMA Financial, LLC, a Delaware limited liability company (the “Holder”). The Company and the Holder are hereinafter sometimes collectively referred to as the “Parties” and each a “Party” to this Agreement.

RECITALS

WHEREAS, the Company’s Board of Directors (the “Board”) has unanimously approved, upon the terms and subject to the conditions of, that certain Securities Purchase Agreement, of even date herewith, by and between the Holder and the Company (the “Securities Purchase Agreement”), the Company has agreed to issue and sell to Holder the Note (as defined in the Securities Purchase Agreement) (the “Note”) and Warrant (as defined in the Securities Purchase Agreement) (the “Warrant”), to the Holder; and

WHEREAS, to induce the Holder to execute and deliver the Securities Purchase Agreement and this Agreement, the Company has agreed to provide certain piggy-back registration rights under the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations promulgated thereunder, and applicable state securities laws, with respect to the Piggy-Back Registrable Securities (as defined herein).

NOW, THEREFORE, for and in consideration of the foregoing premises, the agreements and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder, intending to be legally bound, hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

a. [Intentionally Omitted].

b. “Effective Date” shall mean the date the SEC declares the Registration Statement effective and the Company has filed all necessary amendments, including the letter to request accelerated effectiveness and the Prospectus covering the resale of Piggy-Back Registrable Securities.

c. “Filing Date” shall mean the date the Registration Statement has been filed with the SEC (as determined by EDGAR) and no stop order of acceptance has been issued by the SEC.

d. “Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

e. “Principal Market” means either the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Stock Capital Market, OTCQX® Best Market, the OTCQB® Venture Market or the OTC Pink Market, whichever is the principal market on which the Securities is listed or quoted.

f. “Purchase Amount” means the Purchase Price, as such term is defined in the Securities Purchase Agreement.

g. “Register”, “Registered” and “Registration” refer to a registration effected by preparing and filing with the SEC one or more Registration Statements in compliance with the Securities Act and/or pursuant to Rule 415 under the Securities Act or any successor rule providing for among other securities, the Piggy-Back Registrable Securities.

h. “Piggy-Back Registrable Securities” means the Conversion Shares (as defined in the Securities Purchase Agreement) (the “Conversion Share”), Warrant Shares (as defined in the Securities Purchase Agreement) (the “Warrant Shares”), all other shares of Common Stock issued or issuable pursuant to the Securities Purchase Agreement, and any shares of capital stock issued or issuable with respect to such Note, Conversion Shares, Warrant, or Warrant Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, which have not been (x) included in a Registration Statement that has been declared effective by the SEC, (y) sold under circumstances meeting all of the applicable conditions of Rule 144, promulgated under the Securities Act or (z) saleable without limitation as to time, manner and volume pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act.

22

i. “Registration Statement” means a registration statement of the Company filed with the SEC under the Securities Act.

j. “SEC” means the United States Securities and Exchange Commission.

All capitalized terms used but not defined in this Agreement shall have the meaning ascribed to them in the Securities Purchase Agreement; provided however, that any references to Conversion Price shall have the meaning ascribed to it in the Note (the “Conversion Price”).

2. Registration.

a. Piggy-Back Registration. With respect to only one of the first three times the Company files a Registration Statement under the Securities Act, and at the request of the Holder, the Company shall use its commercially reasonable efforts, to the extent permissible under U.S. securities laws and the rules and regulations thereunder, to include the Piggy-Back Registrable Securities in such Registration Statement with the intention of covering the resale of all of the Piggy-Back Registrable Securities at prevailing market prices (and not fixed prices). The Company shall, to the extent permissible by U.S. securities laws and the rules and regulations thereunder initially register for resale all of the Piggy-Back Registrable Securities, or an amount equal to the maximum amount allowed under the applicable rule or rules as interpreted by the SEC. In the event the Company cannot register the Piggy-Back Registrable Securities, due to the remaining number of authorized shares (including shares held in the share reservation established for the benefit of the Holder) of Common Stock being insufficient, the Company will use its best efforts to register the maximum number of shares it can, based upon the remaining balance of authorized shares (including shares held in the share reservation established for the benefit of the Holder) and will use its best efforts to increase the number of its authorized shares as soon as reasonably practicable.

b. The Company shall use its commercially reasonable efforts, if it elects to file a Registration Statement and to the extent permissible under U.S. securities laws, to have the Registration Statement filed with the SEC within forty-five (45) days following Holder’s request for the inclusion of the Piggy-Back Registrable Securities in such Registration Statement (the “Filing Deadline”).

Notwithstanding the foregoing, failure to file by the Filing Deadline shall not constitute an event of default under the Note to the extent any delay in the filing of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Holder or is otherwise solely attributable to the Holder.

The Company acknowledges that its failure to have the Registration Statement filed by the Filing Deadline will cause the Holder to suffer irreparable harm, and, that damages will be difficult to ascertain. Accordingly, the Parties agree that it is appropriate that the failure to file by the Filing Deadline shall constitute an event of default under Section 3.3 of the Note. The availability of any remedies hereunder and thereunder shall not relieve the Company from its obligations to register the Piggy-Back Registrable Securities and deliver the Piggy-Back Registrable Securities pursuant to the terms of this Agreement and the Securities Purchase Agreement.

c. The Company shall use its efforts and take all available steps to have the Registration Statement declared effective by the SEC within ninety (90) calendar days after the Filing Date (the “Effective Deadline”). If the Registration Statement covering the Piggy-Back Registrable Securities to be filed by the Company pursuant to Section 2(a) hereof has not become effective by the Effective Deadline, then it shall constitute an event of default under Section 3.3 of the Note.

If the Registration Statement covering the Piggy-Back Registrable Securities to be filed by the Company pursuant to Section 2(a) hereof has become effective, and, thereafter, the Holder’s right to sell is suspended, for any reason, then the Company shall pay the Holder the sum of one percent (1%) of the Purchase Amount plus interest and penalties due to the Holder under the Note for each thirty (30) calendar day period, pro rata, compounded annually, following the suspension, until such suspension ceases (the “Suspension Damages”). The Suspension Damages shall continue until the obligation is fulfilled and shall be paid within five (5) business days after each thirty (30) day period, or portion thereof, until such suspension is released. The Suspension Damages shall be paid, at the Holder’s option, in cash or shares of the Company’s common stock, par value $0.001, priced at the Conversion Price (as defined in the Note), or portion thereof. Failure of the Company to make payment within said five (5) business days after each thirty (30) day period shall be considered a breach of this Agreement and an event of default under Section 3.3 of the Note.

23

Notwithstanding the foregoing, the amounts payable by the Company pursuant to this Section 2(c) shall not be payable to the extent any delay in the effectiveness of the Registration Statement or any suspension of the effectiveness occurs because of an act of, or a failure to act or to act timely by the Holder or is otherwise solely attributable to the Holder.

The Company acknowledges that its failure to have the Registration Statement become effective by the Effective Deadline or to permit the suspension of the effectiveness of the Registration Statement, will cause the Holder to suffer irreparable harm and, that damages will be difficult to ascertain. Accordingly, the Parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The Parties acknowledge and agree that the liquidated damages provision set forth in this Section 2(c) represents the Parties’ good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to register the Piggy-Back Registrable Securities and deliver the Piggy-Back Registrable Securities pursuant to the terms of this Agreement and the Securities Purchase Agreement.

3. Related Obligations.

At such time as the Company is obligated to prepare and file a Registration Statement with the SEC pursuant to Section 2(a) hereof, the Company will use its best efforts to effect the registration of the Piggy-Back Registrable Securities in accordance with the intended method of disposition thereof and, with respect thereto, the Company shall have the following obligations:

a. The Company shall use its best efforts to cause such Registration Statement relating to the Piggy-Back Registrable Securities to become effective within ninety (90) calendar days after the Filing Date and shall keep such Registration Statement effective pursuant to Rule 415 under the Securities Act until the date on which the Holder shall have sold all the Piggy-Back Registrable Securities (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall, as of the date thereof, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 under the Securities Act, as may be necessary to keep such Registration Statement effective during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Piggy-Back Registrable Securities of the Company covered by such Registration Statement until such time as all of such Piggy-Back Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in such Registration Statement (which shall be at prevailing market prices, and not fixed prices). In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is at any time insufficient to cover all of the Piggy-Back Registrable Securities, the Company shall amend such Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Piggy-Back Registrable Securities, in each case, as soon as practicable, but in any event within thirty (30) calendar days after the necessity therefor arises (based on the total number of Piggy-Back Registrable Securities). The Company shall use it best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

c The Company shall furnish to the Holder whose Piggy-Back Registrable Securities are included in any Registration Statement and its legal counsel without charge and upon request (i) promptly after the same is prepared and filed with the SEC at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus included in such Registration Statement (including each preliminary prospectus) and, with regards to such Registration Statement(s), any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives, (ii) upon the effectiveness of any Registration Statement, a copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Holder may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as the Holder may reasonably request from time to time in order to facilitate the disposition of the Piggy-Back Registrable Securities. The Company filing the documents described in this paragraph through EDGAR shall constitute delivery.

24

d. The Company shall use reasonable efforts to (i) register and qualify the Piggy-Back Registrable Securities covered by a Registration Statement under the applicable securities or “blue sky” laws of such states of the United States as reasonably specified by the Holder; (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period; (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period; and (iv) take all other actions reasonably necessary or advisable to qualify the Piggy-Back Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Holder who holds Piggy-Back Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Piggy-Back Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

e. Upon the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, would then contain an untrue statement of a material fact or omission to state a material fact, which would otherwise be required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, as a result, the prospectus is required to be supplemented or as a result of which the Registration Statement is required to be amended (“Registration Default”), the Company shall use all diligent efforts to promptly prepare any necessary supplement to such prospectus or amendment to such Registration Statement and take any other necessary steps to cure the Registration Default, and deliver one (1) copy of such supplement or amendment to Holder (or such other number of copies as Holder may reasonably request; delivery via EDGAR shall constitute delivery). Failure to cure the Registration Default within five (5) business days shall result in the Company paying liquidated damages of one percent (1%) of the Purchase Amount for each thirty (30) calendar day period or portion thereof, beginning on the date of suspension. The Company shall also promptly notify Holder in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Holder by facsimile on the same day of such effectiveness and by overnight mail); (ii) in the event the Registration Statement is no longer effective; or (iii) the Registration Statement is stale for a period of more than five (5) trading days as a result of the Company’s failure to timely file its financials with the SEC.

The Company acknowledges that its failure to cure the Registration Default within five (5) business days will cause the Holder irreparable harm, and that damages will be difficult to ascertain. Accordingly, the Parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The Parties acknowledge and agree that the liquidated damages provision set forth in this Section 3(e) represents the Parties’ good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty.

It is the intention of the Parties that interest payable under any of the terms of this Agreement shall not exceed the maximum amount permitted under any applicable law. If a law, which applies to this Agreement which sets the maximum interest amount, is finally interpreted so that the interest in connection with this Agreement exceeds the permitted limits, then: (1) any such interest shall be reduced by the amount necessary to reduce the interest to the permitted limit; and (2) any sums already collected (if any) from the Company which exceed the permitted limits will be refunded to the Company. The Holder may choose to make this refund by reducing the amount that the Company owes under this Agreement or by making a direct payment to the Company. If a refund reduces the amount that the Company owes the Holder, the reduction will be treated as a partial payment. In the event that any provision of this Agreement is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

25

f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Piggy-Back Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Holder of the issuance of such order and the resolution thereof. The Company will immediately notify the Holder of a proceeding, or threat of proceeding, the result of which could affect the effectiveness of the registration statement.

g. [RESERVED]

h. [RESERVED]

i. The Company shall hold in confidence and not make any disclosure of information concerning the Holder unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Holder and allow the Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

j. The Company shall use its best efforts to secure designation and quotation of all the Piggy-Back Registrable Securities covered by any Registration Statement on the Principal Market, to the extent such is necessary for the Piggy-Back Registrable Securities to trade on such market. If, despite the Company’s best efforts, the Company is unsuccessful in satisfying this obligation, it shall use its best efforts to cause all the Piggy-Back Registrable Securities covered by any Registration Statement to be listed on each other national securities exchange and automated quotation system, if any, on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Piggy-Back Registrable Securities is then permitted under the rules of such exchange or system. If, despite the Company’s best efforts, the Company is unsuccessful in satisfying its obligation in this Section, it will use its best efforts to secure the inclusion for quotation with the OTC Pink Sheets. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

k. The Company shall cooperate with the Holder to facilitate the timely preparation and delivery of book-entry or street name shares(not bearing any restrictive legend) representing the Piggy-Back Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holder may reasonably request and registered in such names of the Persons who shall acquire such Piggy-Back Registrable Securities from the Holder, as the Holder may request.

l. The Company shall provide a transfer agent for all the Piggy-Back Registrable Securities not later than the Effective Date of the first Registration Statement filed pursuant hereto.

m. If requested by the Holder, the Company shall (i) as soon as reasonably practical, incorporate in a prospectus supplement or post-effective amendment such information as Holder reasonably determines should be included therein relating to the sale and distribution of Piggy-Back Registrable Securities, including, without limitation, information with respect to the Note, Conversion Shares, Warrant, and Warrant Shares; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by Holder.

n. The Company shall use its best efforts to cause the Piggy-Back Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Piggy-Back Registrable Securities.

o. [RESERVED]

p. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

26

q. Within five (5) business days after the Registration Statement which includes the Piggy-Back Registrable Securities is declared effective by the SEC, the Company shall deliver to the Holder confirmation that such Registration Statement has been declared effective by the SEC.

r. After the SEC declares the Registration Statement cleared of all comments and the Company’s acceptance of the effectiveness of the Registration Statement, the Company shall file a prospectus covering the resale of the Piggy-Back Registrable Securities (the “Prospectus”) within five (5) trading days.

s. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Holder of the Piggy-Back Registrable Securities pursuant to a Registration Statement.

4. Obligations Of The Holder.

a. At least five (5) calendar days prior to the first anticipated filing date of a Registration Statement, the Company shall notify the Holder in writing of the information the Company requires from the Holder. The Holder covenants and agrees that, in connection with any resale of Piggy-Back Registrable Securities by it pursuant to a Registration Statement, it shall comply with the “Plan of Distribution” section of the current prospectus relating to such Registration Statement, and such “Plan of Distribution” shall include Holder’s resale of the Piggy-Back Registrable Securities at prevailing market prices (and not fixed prices).

b. The Holder, by the Holder’s acceptance of the Piggy-Back Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder and in responding to SEC comments in connection therewith.

c. The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) hereof or the first sentence of Section 3(e) hereof, the Holder will immediately discontinue disposition of Piggy-Back Registrable Securities pursuant to any Registration Statement(s) covering such Piggy-Back Registrable Securities until Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) hereof or the first sentence of Section 3(e) hereof.

5. Expenses Of Registration.

All expenses, including, without limitation, all registration, listing and qualifications fees, printing and accounting fees, and reasonable fees and disbursements of counsel for the Company shall be paid by, and are the sole obligation of, the Company.

6. Indemnification.

In the event any Piggy-Back Registrable Securities are included in a Registration Statement under this Agreement:

27

a. To the fullest extent permitted by law, the Company will, and hereby agrees to, indemnify, hold harmless and defend the Holder who holds such Piggy-Back Registrable Securities, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls Holder within the meaning of the Securities Act or the Exchange Act) (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or reasonable expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the Note under the securities or other “blue sky” laws of any jurisdiction in which Piggy-Back Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Piggy-Back Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Subject to the restrictions set forth in Section 6(c) hereof with respect to the number of legal counsel, the Company shall reimburse the Holder and each such controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation committed by any Indemnified Person or which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus were timely made available by the Company pursuant to Section 3(c) hereof; (ii) shall not be available to the extent such Claim is based on (a) a failure of the Holder to deliver or to cause to be delivered the prospectus made available by the Company or (b) the Indemnified Person’s use of an incorrect prospectus despite being promptly advised in advance by the Company in writing not to use such incorrect prospectus; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the resale of the Piggy-Back Registrable Securities by the Holder pursuant to the Registration Statement.

b. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable. Such counsel shall be selected by the Company if the Company is the indemnifying party. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action.

c. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

d. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

28

7. Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 hereof to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 hereof; (ii) no seller of Piggy-Back Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Piggy-Back Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Piggy-Back Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Piggy-Back Registrable Securities.

8. Reports Under The Exchange Act.

With a view to making available to the Holder the benefits of Rule 144 under the Securities Act or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”) the Company agrees to take commercially reasonable efforts to:

a. make and keep public information available, as those terms are understood and defined in Rule 144;

b. file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents as are required by the applicable provisions of Rule 144; and

c. furnish to the Holder so long as the Holder owns Piggy-Back Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9. No Assignment Of Registration Rights.

The registration rights and obligations under this Agreement shall not be assignable.

10. Amendment Of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of both the Company and the Holder of the Piggy-Back Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon the Holder and the Company.

11. Miscellaneous.

a. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending Party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the Party to receive the same. The addresses for such communications are as set forth on the signature page to this Agreement. Each Party shall provide five (5) business days prior notice to the other Party of any change in address, phone number or facsimile number.

b. Failure of any Party to exercise any right or remedy under this Agreement or otherwise, or delay by a Party in exercising such right or remedy, shall not operate as a waiver thereof.

c. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the Parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. The Parties submit to the jurisdiction of the state of New York and federal courts in the borough of Manhattan, New York, and agree that any legal action or proceeding relating to this Agreement may be brought in those courts.

29

d. This Agreement and the Securities Purchase Agreement, Note, Warrant, and any other documents entered into between in connection with the aforementioned documents constitute the entire set of agreements among the Parties hereto with respect to the subject matter hereof and thereof.

e. [Intentionally Omitted].

f. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

g. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a Party shall constitute a valid and binding execution and delivery of this Agreement by such Party. Such facsimile copies shall constitute enforceable original documents.

h. Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

i. All consents and other determinations to be made by the Holder pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Holder holding a majority of the Piggy-Back Registrable Securities.

j. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent and no rules of strict construction will be applied against any Party.

k. The Company hereby represents to the Holder that: (i) it has voluntarily entered into this Agreement of its own freewill, (ii) it is not entering into this Agreement under economic duress, (iii) the terms of this Agreement are reasonable and fair to the Company, and (iv) the Company has had independent legal counsel of its own choosing review this Agreement, advise the Company with respect to this Agreement, and represent the Company in connection with its entering into this Agreement.

l. Notwithstanding anything in this Agreement to the contrary, the Parties hereto hereby acknowledge and agree to the following: (i) the Holder makes no representations or covenants that it will not engage in trading in the securities of the Company; (ii) the Company has not and shall not provide material non-public information to the Holder unless prior thereto the Holder shall have executed a written agreement regarding the confidentiality and use of such information; and (iii) the Company understands and confirms that the Holder will be relying on the acknowledgements set forth in clauses (i) through (iii) above if the Holder effects any transactions in the securities of the Company.

12. Waiver.

The Holder’s delay or failure at any time or times hereafter to require strict performance by Company of any undertakings, agreements or covenants shall not waive, affect, or diminish any right of the Holder under this Agreement to demand strict compliance and performance herewith. Any waiver by the Holder of any breach under this Agreement (a “RRA Breach”) shall not waive or affect any other RRA Breach, whether such RRA Breach is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements and covenants of the Company contained in this Agreement, and no RRA Breach, shall be deemed to have been waived by the Holder, nor may this Agreement be amended, changed or modified, unless such waiver, amendment, change or modification is evidenced by an instrument in writing specifying such waiver, amendment, change or modification and signed by the Holder.

13. Payment Of Liquidated Damages.

With respect to any liquidated damages or other fees incurred herein by the Company for failure to act in a timely manner, the Holder reserves the rights to take payment of such amounts in cash or in Common Stock priced at the Conversion Price (as defined in the Note).

[Signature Page Follows]

30

IN WITNESS WHEREOF, the Parties hereto have caused this Registration Rights Agreement to be duly executed on the day and year first above written.

THE COMPANY:

RESPIRERX PHARMACEUTICALS INC.

By:
Name:	Jeff Margolis
Title:	Senior Vice President, Chief Financial Officer, Treasurer and Secretary
Address:	126 Valley Road, Suite C
Glen Rock, New Jersey 07452

HOLDER:

EMA FINANCIAL, LLC
(entity name, if applicable)

By:
Name:	Felicia Preston
Title:	Director
Address:	5 Dakota Dr., #210
New Hyde Park, NY 11042

[End of Exhibit B]

31